UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 16, 2020
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
________________________ (State or other jurisdiction	_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
___________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act: None

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)    On April 16, 2020, the Board of Directors (the “Board”) of Northrim BanCorp, Inc. (the "Company") approved and adopted amendments to its Bylaws effective immediately. The amendments were adopted in order to permit the Company to utilize a virtual shareholder meeting format permitted by emergency provisions of Alaska law arising out of the novel coronavirus disease. The Company has adopted these amendments in order to mitigate the risk to the health of the Company’s personnel and its shareholders raised by physical participation at a shareholder meeting in light of the current coronavirus pandemic.

The Bylaws include the following amendments:

Article 1, Section 1.1 of the existing Bylaws has been amended to permit that a meeting of shareholders may be held by means of remote communication if so determined by the Board.

Article 1, Sections 1.4, 1.5, 1.6 and 1.15 of the existing Bylaws have been amended to include certain technical and clarifying changes to facilitate the conduct of a shareholder meeting by remote communication. The foregoing description is qualified in its entirety by the Bylaws which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements – not applicable
(b) Proforma financial information – not applicable
(c) Shell company transactions – not applicable

(d) Exhibit No.	Description

3.1	Bylaws of Northrim BanCorp, Inc. March 7, 2001, amended September 6, 2007, November 19, 2009, November 17, 2016, and April 16, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

April 16, 2020	By:	/s/ Jed W. Ballard
Name: Jed W. Ballard
Title: EVP, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Bylaws of Northrim BanCorp, Inc. March 7, 2001, amended September 6, 2007, November 19, 2009, November 17, 2016, and April 16, 2020.